EXECUTION COPY

               SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT


         THIS SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of September 25, 2000 (this "Amendment"), is entered into among COMMONWEALTH FINANCING CORP., a Delaware corporation (the "Seller"), COMMONWEALTH INDUSTRIES, INC., a Delaware corporation ("Commonwealth"), MARKET STREET FUNDING CORPORATION, a Delaware corporation (the "Issuer"), and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the "Administrator").

                                    RECITALS

     1. The Seller, Commonwealth, the Issuer and the Administrator are parties to the Receivables Purchase Agreement, dated as of September 29, 1997 (the "Agreement"); and

     2. The parties hereto desire to amend the Agreement as hereinafter set forth.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

     2.  Amendment to  Agreement.  The  Agreement is hereby  amended as follows:

     Clause (a) of the definition of "Facility Termination Date" that appears in
Exhibit I to the Agreement, is hereby amended by replacing the date "September 28, 2000" with the date "September 22, 2003" therein.

     3. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect and are hereby ratified and confirmed in all respects. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "this Agreement", "hereof", "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

     4. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrator in its sole discretion.

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     5.  Counterparts.   This  Amendment  may  be  executed  in  any  number  of
counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law), except to the extent that the validity or perfection of the interests of the Issuer in the Receivables or remedies hereunder in respect thereof are governed by the laws of a jurisdiction other than the State of New York.

     7. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

                          (continued on following page)

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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                         COMMONWEALTH FINANCING CORP.


                          By:   /s/  Greg Givan
                            -------------------------------------------------
                          Name:      Greg Givan
                            ---------------------------------------------
                          Title:     Vice President and Treasurer
                            ---------------------------------------


                         COMMONWEALTH INDUSTRIES, INC.


                          By:    /s/  Greg Givan
                            -------------------------------------------------
                          Name:       Greg Givan
                            ---------------------------------------------
                          Title:      Vice President and Treasurer
                            -----------------------------------------


                         MARKET STREET FUNDING CORPORATION,
                          as Issuer


                           By:   /s/  Douglas K. Johnson
                              -------------------------------------------------
                           Name:      Douglas K. Johnson
                              ---------------------------------------------
                           Title:     President
                              -----------------------------------


                         PNC BANK, NATIONAL ASSOCIATION,
                           as Administrator


                           By:   /s/  John T. Smathers
                              -------------------------------------------------
                           Name:      John T. Smathers
                              ---------------------------------------------
                           Title:     Vice President
                              -----------------------------------


                           By:
                              -------------------------------------------------
                           Name:
                              ---------------------------------------------
                           Title:
                              -----------------------------------

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